                            SCHEDULE 14A INFOMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use by the Commission only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       Southwest Securities Group, Inc.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                             SOUTHWEST SECURITIES
                                  GROUP, INC.


                           Notice of Annual Meeting
                              and Proxy Statement

September 29, 2000


Dear Stockholder:

The 2000 Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") will be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas at noon on Wednesday, November 1, 2000. Lunch will be served at noon in the Century B Room and the Annual Meeting will take place concurrently.

The enclosed material includes the Notice of Annual Meeting, Proxy Statement, which describes the business to be transacted at the meeting, and proxy for you to complete and return to the Company.

We will be reporting on your Company's activities, and you will have an opportunity to ask questions about its operations. We hope you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Southwest Securities Group, Inc., we would like to thank you for your continued support and confidence.


Sincerely yours,



        Don A. Buchholz                          David Glatstein
      Chairman of the Board           President and Chief Executive Officer


Enclosure

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 1, 2000


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") will be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas in the Century B Room, on Wednesday, November 1, 2000, at noon local time for the following purposes:

     1. To elect eight Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified,

     2. To consider and vote on a proposal to increase the number of shares of Common Stock reserved under the 1996 Stock Option Plan from 1,397,550 to 3,300,000, and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Holders of the Company's Common Stock of record as of the close of business on September 22, 2000 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person. To help us prepare properly for your attendance at the Annual Meeting, we ask that you indicate on your proxy whether you plan to attend the meeting and luncheon.


                                        By Order of the Board of Directors,


                                        Allen R. Tubb
                                        Secretary

Dallas, Texas
September 29, 2000

                       SOUTHWEST SECURITIES GROUP, INC.
                          1201 Elm Street, Suite 3500
                             Dallas, Texas  75270

                        ==============================

                                PROXY STATEMENT

                        ==============================

               ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 1, 2000

================================================================================
This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are being furnished to the stockholders of Southwest Securities Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas in the Century B Room on Wednesday, November 1, 2000 at noon local time, and any adjournments or postponements thereof. These proxy materials are being mailed on or about September 29, 2000 to holders of record on September 22, 2000 of the Company's Common Stock, $0.10 par value ("Common Stock").

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon proposals to (i) elect a Board of Directors to serve until the next Annual Meeting of stockholders or until their successors are duly elected and qualified; (ii) approve an increase in the number of shares of Common Stock reserved under the 1996 Stock Option Plan from 1,397,550 to 3,300,000; and (iii) transact such business as may properly come before the Annual Meeting or any adjournment thereof.


                INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by revoking the prior proxy and voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary of the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, will be voted FOR each of the nominees for director and each other matter of business described herein; and, as to any other matter of business that may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the same.

Expenses

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, fax, telex, in person or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the Company's Common Stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

Record Date and Voting Securities

Holders of record at the close of business on September 22, 2000 of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Under Delaware law, broker "non-votes" are considered present, but not entitled to vote and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. The Company's Certificate of Incorporation does not provide for cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of Common Stock is required for the election of directors. All other matters will be determined by a majority of the votes cast.

On September 22, 2000, 15,889,924 shares of Common Stock were outstanding and entitled to be voted.

                                  THE COMPANY

The Company is a full-service securities and banking firm using technology to deliver a broad range of investment and related financial services to its clients, which include individual and institutional investors, broker/dealers, corporations, governmental entities and financial intermediaries. Intermediaries include banks, other broker/dealers or independent registered representatives. The Company's activities in the securities business include execution and clearing of securities transactions, individual and institutional securities brokerage, securities lending, management of and participation in underwriting of equity and fixed income securities, market making in corporate securities and research and investment advisory services. The Company offers investment management, advisory and trust services through three wholly owned subsidiaries. The Company also offers full-service, traditional banking, as well as Internet banking through its wholly owned banking subsidiary.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

A Board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below, each of whom nominee is presently serving as a director of the Company. If any nominee is unable or unwilling to accept nomination or election, the proxies will be voted for a nominee designated by the present Board to fill the vacancy, unless the Board reduces the number of directors to eliminate the vacancy. At present, it is not anticipated that any nominee will be unable or unwilling to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

NOMINEES FOR DIRECTOR

Don Buchholz (age 71) /1/
A founder of the Company. Director and Chairman of the Board since August 1991; Chief Executive Officer of the Company from 1984 until July 1994; Chairman of the Board of Southwest Securities, Inc., the Company's principal subsidiary ("Southwest"), from August 1993 to May 1996; President of the Company from 1984 until August 1991; Associated with Southwest in various executive capacities since its inception in 1972. Past director of the Securities Industry Association (the "SIA"); past Chairman of the Executive Committee of the South Central District of the SIA; past member of the Boards of Governors of the NYSE and the National Association of Securities Dealers (the "NASD"); past President and Director of the Texas Stock and Bond Dealers Association.

David Glatstein (age 51) /1/
Chief Executive Officer of the Company since May 1996; President and Director of the Company and President of Southwest since May 1995; Chief Executive Officer of Barre & Company Inc. from its founding in 1980 until its acquisition by Southwest in 1995; First Vice President of the Securities Division of Lehman Brothers Kuhn Loeb, Inc. from 1978 to 1980; securities broker with White, Weld & Company, Inc. from 1973 to 1978. Past Chairman of the District 6 Business Conduct Committee of the NASD.

Brodie L. Cobb (age 39)
Director of the Company since May 6, 1999. Founder and Managing Director of San Francisco-based Presidio Strategies, a specialty investment bank focusing on mergers and acquisitions and asset management from 1998 to present; Vice President at NationsBanc Montgomery Securities from 1995 to 1998; Associate at C.S. First Boston from 1992 to 1995; owned a private sports marketing firm in California from 1990 to 1992; held positions with Security Pacific's Leveraged Funding Group from 1988 to 1990.

J. Jan Collmer (age 65) /2/,/3/
Director of the Company since 1994. Founder and President of Collmer Semiconductor, Inc., an importer, marketer and manufacturer of industrial electronic components and systems since 1979. Prior to founding Collmer Semiconductor, Inc., served in various engineering and executive positions with Varo, Inc., a defense electronics firm. Currently serves on the Texas Aerospace Commission and as trustee for the University of Dallas.

Robert F. Gartland (age 48) /2/
Director of the Company since November 3, 1999. Managing Director of Morgan Stanley Dean Witter. Previously served as Managing Director of the Global Investor Services Division of Chase Manhattan Bank from October 1998 to May 1999 with responsibilities including Global Operations, Client Service and Accounting, Global Business Architecture and Broker/Dealer Clearing Services. Over twenty years experience with Morgan Stanley including Head of Morgan Stanley Services from 1991 to 1998, Chief Information Officer from 1989 to 1990 and Head of Finance, Administration and Operations in Europe from 1985 to 1989. Currently serves on the Board of Directors for Comprehensive Software Systems (2000, also 1994 to 1998). Currently, a member of the Advisory Board of the Financial Engineering Program at Columbia University, a member of the Board of Directors of the Brooklyn Bureau of Community Service and Chairman of the Corporate Development Board of the League Treatment Center in Brooklyn. Former member of the Board of Directors of the National Securities Clearing Corporation (1993 to 1997).

R. Jan LeCroy (age 69) /2/
Director of the Company since 1997. Past President of the Dallas Citizens Council, a non-profit organization whose members are the Chief Executive Officers of the 250 largest corporations in the Dallas metropolitan area and whose mission is to improve the quality of life and economic viability of the community. Over twenty years experience in various leadership assignments in the community college field, including seven years as Chancellor of the Dallas County Community College District, the largest undergraduate institution in the State of Texas. In 1995, appointed by Texas Governor George Bush as one of six commissioners on the Education Commission of the States, which advocates education policy for kindergarten through graduate school for the nation.

Frederick R. Meyer (age 72) /3/
Director of the Company since 1991. Chairman of the Board (since 1985), President and CEO (1987 to 1994 and 1995 to January 1999) of Aladdin Industries, LLC, a diversified company principally engaged in the manufacture of thermosware, foam insulated mugs and related products. President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986; Consultant to Tyler Corporation from 1986 to 1989. Currently a Director of Aladdin Industries, LLC, Tyler Technologies (formerly Tyler Corporation), and Palm Harbor Homes, Inc.

Jon L. Mosle, Jr. (age 71) /2/,/3/
Director of the Company since 1991. Director of Private Capital Management for Ameritrust Texas Corporation from 1984 to 1992. From 1954 to 1984, affiliated with Rotan Mosle, Inc., a regional NYSE member firm, which was acquired by PaineWebber Incorporated in 1983. Experience at Rotan Mosle, Inc. included supervisory responsibility for both over-the-counter trading and municipal departments, as well as participating in corporate finance activities. Served as Branch Manager, Regional Manager, Vice Chairman of the Board and member of Rotan Mosle, Inc.'s Operating Committee. Currently a Director of Wiser Oil Company, an Associate Director of Park Cities Bank Shares and an Advisory Director of Westwood Trust.

____________________________

/1/  Executive Committee
/2/  Audit Committee
/3/  Compensation Committee


COMPENSATION OF DIRECTORS

Members of the Board who are not officers or employees of the Company receive a fee of $1,500 per quarter plus $500 for each directors' meeting they attend. Directors Cobb, Gartland and Meyer were paid an additional $1,250 and directors Collmer, LeCroy and Mosle were paid an additional $750 in May 2000 for their attendance at various special meetings and committee meetings. Directors are reimbursed for expenses relating to attendance at meetings. In August 2000, all outside directors were paid an additional sum of $9,500 each due to favorable financial performance of the Company.

Pursuant to the terms of the Southwest Securities Group, Inc. Stock Option Plan, each outside director was awarded 2,200 stock options. These options were granted on November 3, 1999 with an exercise price of $24.32 and have a five-year term, expiring on November 3, 2004. These options are fully vested. The number of stock options granted, as well as the options' exercise price, has been adjusted for the ten percent stock dividend effective August 1, 2000.


ORGANIZATION OF THE BOARD OF DIRECTORS

The Executive Committee of the Board of Directors of the Company has the authority, between meetings of the Board of Directors, to take all actions with respect to the management of the Company's business that require action by the Board of Directors, except with respect to certain specified matters that by law must be approved by the entire Board.

The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the Company's accounting practices and policies, (iii) reviewing with the independent auditors their final report, (iv) reviewing with internal and independent auditors overall accounting and financial controls, and (v) being available to the independent auditors during the year for consultation purposes.

The Compensation Committee determines the salaries of the executive officers of the Company and its subsidiaries, assists in determining the salaries of other personnel, administers the grant of awards under the Company's stock option plans and performs other similar functions.

The Company has no nominating committee; the entire Board of Directors is responsible for selecting nominees for election as directors.

The Board of Directors held four regularly scheduled meetings and eight special meetings during fiscal year 2000. Each director attended at least three-quarters of the meetings. No meetings of the Executive Committee were held during fiscal 2000. The Audit Committee held three meetings during fiscal year 2000; all committee members were present. The Compensation Committee held two meetings during fiscal year 2000; all committee members were present.

RECOMMENDATION OF THE BOARD

The Board of Directors recommends that stockholders vote "FOR" the nominees listed above.

                                 PROPOSAL TWO

                 PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN


SUMMARY OF THE PLAN

On September 17, 1996, the Board of Directors of the Company adopted, and on November 6, 1996 the stockholders of the Company approved, the 1996 Stock Option Plan (the "Plan"), pursuant to which options will automatically be granted to eligible non-employee directors of the Company and may be granted to eligible employees of the Company or its subsidiaries for the purchase of an aggregate of 1,397,550 shares of Common Stock of the Company (as adjusted for subsequent stock dividends). On September 12, 2000 the Board of Directors adopted an amendment of the Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for possible issuance under the Plan from 1,397,550 to 3,300,000 shares. All shares are available for the grant of options to any one employee. The following summary description of the Plan is qualified in its entirety by reference to the actual Plan.

As of August 31, 2000, there were approximately 850 employees and six non-employee directors who were eligible for grants under the Plan. Employees eligible under the Plan are those employees whose performance and responsibilities are determined by the Company's Board of Directors or a committee thereof to be influential to the Company's success. The Plan is administered by the Compensation Committee, which determines, in its discretion, the number of shares subject to each employee option granted and the related purchase price and option period. The Compensation Committee may grant either non-qualified stock options or incentive stock options ("ISOs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code").

Non-employee directors of the Company elected at the annual stockholders' meeting will receive an automatically granted non-qualified option, effective as of the date of each annual stockholders' meeting, to purchase 2,000 shares of Common Stock of the Company. Each non-employee director of the Company who is elected or appointed to the Board other than at the annual stockholders' meeting and who has not, during the 24-month period preceding the date of his election or appointment, served as a director of the Company will receive a similar grant, effective as of the date of his election or appointment. These options become fully exercisable if the grantee remains a director for six months following the date of grant. The option period for all options issued to non-employee directors will begin on the date of the grant and will end five years thereafter. However, such term may be reduced for reasons of disloyalty. The exercise price for these options will be the closing price of the Common Stock on the day prior to the date of grant of the option. Each automatically granted option will be to purchase 2,000 share of Common Stock of the Company. Non-employee directors of the Company may elect by written notice to the Company not to receive one or more automatically granted options.

The Plan requires that the purchase price under each ISO must not be less than 100% of the fair market value of the Common Stock at the date of the option. The option period for any option may not be more than ten years from the date the option is granted. No ISO, however, may be granted to an employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or its subsidiaries unless the option price is at least 110% of the fair market value of the Common Stock at the date of grant and the option period does not exceed five years. Employee options may be exercisable in annual installments as specified by the Compensation Committee, and all installments that become exercisable are cumulative and may be exercised at any time after they become exercisable until expiration of the option.

There is no limit on the fair market value of ISO's or non-qualified stock options that may be granted to an employee in any calendar year, except that no employee may be granted ISO's that first become exercisable during a calendar year for the purchase of stock with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An ISO (or an installment thereof) counts against the annual limitation only in the year it first becomes exercisable. Options are not assignable.

Full payment for shares purchased upon exercise of an option must be made at the time of exercise, and no shares may be issued until full payment is made. The Plan provides that an option agreement may include a provision permitting an optionee the right to tender previously owned shares of Common Stock in partial or full payment for shares to be purchased on exercise of an option. Unless sooner terminated by action of the Board of Directors, the Plan will terminate on February 1, 2006, and no options may thereafter be granted under the Plan. Except under certain circumstances, the Plan may be amended, altered or discontinued by the Board of Directors without the approval of the stockholders.

TAX STATUS OF THE OPTIONS

Pursuant to the Plan, the Compensation Committee may provide for an option to qualify either as an ISO or as a non-qualified option.

ISOs. All stock options that qualify under the rules of Section 422 of the Code will be entitled to ISO treatment. To receive ISO treatment, an optionee must not dispose of the acquired stock within two years after the option is granted or within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of granting of the option until three months (one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the stock will be entitled to capital gain treatment. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the stock. In such event, the employee's gain on exercise will be treated as ordinary income rather than capital gain, and the Company will get a corresponding deduction depending on the holding period of the stock. If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

An optionee's stock option agreement may permit payment for stock upon the exercise of an ISO to be made with other shares of the Company's Common Stock. In such a case, in general, if an employee uses stock acquired pursuant to the exercise of an ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO.

Non-qualified Stock Options. In general, no taxable income will be recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a non-qualified option an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

The foregoing statements are based upon present federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

REQUIRED VOTE

The favorable vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting in person or by proxy is required to approve the adoption of the amendment to the Stock Option Plan.

RECOMMENDATION OF THE BOARD

The Board has unanimously approved the amendment to the 1996 Stock Option Plan and recommends that the stockholders vote "FOR" this proposal.

                                  MANAGEMENT


STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of August 1, 2000 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table included elsewhere herein, and
(iv) all directors and executive officers of the Company as a group.

            Shares Beneficially Owned /1/,/2/                                    Number             Percent
            ---------------------------------                                    ------             -------
Don A. Buchholz /3/                                                             1,516,267             9.5%
  1201 Elm Street, Suite 3500, Dallas, TX  75270
Buchholz Arlington Banshares, Ltd. /4/                                            908,407             5.7%
  1201 Elm Street, Suite 3500, Dallas, TX  75270
Cobb Partners /5/                                                                 643,990             4.1%
  1201 Elm Street, Suite 3500, Dallas, TX  75270
Brodie L. Cobb /6/                                                                648,610             4.1%
  832 Sansome Street, First Floor, San Francisco, CA 94111
David Glatstein 7                                                                 643,579             4.1%
  1201 Elm Street, Suite 3500, Dallas, TX  75270
William D. Felder /8/                                                             128,915               *
Kenneth R. Hanks /9/                                                               13,488               *
Daniel R. Leland /10/                                                             172,094             1.1%
W. Norman Thompson /8/                                                              7,715               *
J. Jan Collmer /11/                                                                21,833               *
Robert F. Gartland /12/                                                             3,300               *
R. Jan LeCroy /13/                                                                  8,371               *
Frederick R. Meyer /13/                                                            69,818               *
Jon L. Mosle, Jr. /13/                                                             22,006               *
All directors and executive officers as a group (16 persons) /14/               3,314,256            20.9%

____________________________

*  Denotes less than 1% ownership

/1/ The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

/2/ Based on 15,892,708 shares outstanding on August 1, 2000. Shares of common stock subject to options that are exercisable within 60 days of August 1, 2000 are deemed beneficially owned by the person holding such options for purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.

/3/ Includes 908,407 shares held by Buchholz Arlington Banshares, Ltd. Excludes 53,231 shares held by Buchholz Investments, which is a general partnership, the partners of which are Don A. Buchholz, his wife, adult son and adult daughter. Pursuant to the terms of the partnership agreement governing Buchholz Investments, Don A. Buchholz's adult son has voting power and investment power with regard to the shares owned by the partnership. The partnership agreement also provides that any partner may withdraw from the partnership upon 30 days' notice and, unless the partnership is liquidated, that partner shall receive the value of his or her capital account. Don A. Buchholz and his wife own one-third of Buchholz Investments.

/4/ Buchholz Arlington Banshares, Ltd., is a limited partnership, the partners of which are Don A. Buchholz, his adult son and adult daughter, and various Buchholz family trusts. Pursuant to the terms of the partnership agreement governing Buchholz Arlington Banshares, Ltd., Don A. Buchholz is general partner and has sole investment power. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners. Don A. Buchholz owns 1% of Buchholz Arlington Banshares, Ltd.

/5/ Cobb Partners is a general partnership, the partners of which are The Estate of Allen B. Cobb, Bonnie Cobb and her children, including Brodie L. Cobb. Mr. Brodie L. Cobb is the managing partner of the partnership and has sole voting and investment power with regard to the shares owned by the partnership.

/6/ Includes 643,990 shares held by Cobb Partners. Also includes 3,751 shares of Common Stock issuable upon exercise of stock options.

/7/ Includes 8,439 shares of Common Stock issuable upon exercise of stock options. Includes 45,320 shares held in custodial accounts for Mr. Glatstein's minor child and 45,320 shares held by his adult daughter for whom he holds power of attorney.

/8/ Includes 3,751 shares of Common Stock issuable upon exercise of stock options.

/9/ Includes 3,433 shares of Common Stock issuable upon exercise of stock options.

/10/ Includes 4,219 shares of Common Stock issuable upon exercise of stock options.

/11/ Includes 9,337 shares owned by Collmer Semiconductor which is 90% owned by Mr. Collmer. Also includes 7,161 shares of Common Stock issuable upon exercise of stock options.

/12/ Includes 2,200 shares of Common Stock issuable upon exercise of stock options.

/13/ Includes 7,161 shares of Common Stock issuable upon exercise of stock options.

/14/ Includes the information in the notes above. In addition, includes 58,260 shares of Common Stock owned by other executive officers of the Company not listed in the above table, including 10,783 shares of Common Stock issuable upon exercise of stock options to those executive officers.

Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission ("SEC") require the Company's executive officers and directors and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transactions reports covering any changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file.

Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, except as set forth below, all filing requirements applicable to its executive officers, directors and owners of more than 10% of the Company's Common Stock were complied with, except as described below.

The Initial Statement of Beneficial Ownership on Form 3 was filed late for Robert F. Gartland, director of the Company; and the Statement of Changes in Beneficial Ownership on Form 4 was filed late for Don A. Buchholz (one report reflecting the disposition of shares by gift and one report reflecting the acquisition of shares), director of the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table sets forth information concerning the compensation during each of the Company's last three fiscal years of each person serving as the Chief Executive Officer during the last fiscal year and the other four most highly compensated executive officers:

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                                                                                                         Long Term
                                                                                                        Compensation
                                                        Annual Compensation                                Awards
------------------------------------------------------------------------------------------------------------------------------------
                                             Fiscal
                                              Year
                                              ended                                        Other
                                             the last                                      Annual        Securities       All Other
       Name and Principal Position           Friday of                                   Compensa-       Underlying       Compensa-
                                               June         Salary    ($)  Bonus ($)    tion ($)/4/    Options (#)/3/    tion ($)/1/
------------------------------------------------------------------------------------------------------------------------------------
David Glatstein                                2000         600,000     600,000                 -          10,450          19,200
President & Chief Executive Officer            1999         464,015     800,000                 -          10,890          14,400
                                               1998         421,005     425,000                 -          11,434          19,200

William D. Felder                              2000         250,000     275,000                 -           4,950          23,783
Executive Vice President                       1999         250,000     250,000                 -           4,840          14,400
                                               1998         250,000     135,000                 -           5,082          19,200

Kenneth R. Hanks                               2000         150,000     350,000                 -           4,950          22,200
Executive Vice President &                     1999         150,000     250,000                 -           4,840          14,400
 Chief Operating Officer                       1998         150,000     160,000                 -           4,446          19,200

Daniel R. Leland /2/                           2000         182,756   1,055,303                 -           5,500          23,323
Executive Vice President                       1999         365,778     968,387                 -           5,445          14,400
                                               1998         351,778     297,751           177,800           5,716          19,200

W. Norman Thompson                             2000         150,000     275,000                 -           4,950          22,200
Executive Vice President &                     1999         150,000     250,000                 -           4,840          14,400
 Chief Information Officer                     1998         150,000     150,000                 -           5,082          19,200
------------------------------------------------------------------------------------------------------------------------------------

______________________________
/1/ Consists of the Company's annual profit sharing contributions and the Company's 401(k) matching contributions to its Profit Sharing/401(k) Plan.
/2/ Mr. Leland's salary and bonus was derived as a percentage of fees and commissions they directed to the Company.
/3/ Adjusted for the five percent stock dividend effective August 3, 1998, the ten percent stock dividend effective August 2, 1999 and the ten percent stock dividend effective August 1, 2000.
/4/  Consists of income realized on the exercise of stock options.

Incentive Stock Options
The following tables provide information with respect to the executive officers included in the Summary Compensation Table who received option grants in fiscal 2000:

                       Option Grants in Last Fiscal Year

                                   -------------------------------------------------------------------------------------------------
                                                               Individual Grants /2/
------------------------------------------------------------------------------------------------------------------------------------
                                   Number of        % of Total                                            Potential Realizable Value
                                   Securities         Options                                              at Assumed Annual Rates
                                   Underlying       Granted to        Exercise                              of Stock Appreciation
                                    Options         Employees          or Base                               for the Option Term
                                    Granted         in Fiscal           Price           Expiration             (10 Years) /3/
Name                                (#) /1/           Year          ($/Share) /1/           Date              5%             10%
------------------------------------------------------------------------------------------------------------------------------------
David Glatstein                     10,450            3.1%             $35.23            8/24/2009         $231,512        $586,696
William D. Felder                    4,950            1.5%             $35.23            8/24/2009         $109,664        $277,909
Kenneth R. Hanks                     4,950            1.5%             $35.23            8/24/2009         $109,664        $277,909
Daniel R. Leland                     5,500            1.6%             $35.23            8/24/2009         $121,848        $308,788
W. Norman Thompson                   4,950            1.5%             $35.23            8/24/2009         $109,664        $277,909
------------------------------------------------------------------------------------------------------------------------------------

/1/ Adjusted for the ten percent stock dividend declared by the Board of Directors effective August 1, 2000.
/2/ All of these options are non-qualified and were granted on August 24, 1999. The options vest in 25% increments over four years.
/3/ Potential realized values represent the future value, net of exercise price, of the options granted if the Company's stock was to appreciate 5% and 10% during each of the awards ten year life.

The following table provides information with respect to the executive officers listed in the Summary Compensation Table concerning the exercise of options during fiscal 2000 and options held as of June 30, 2000.

              Aggregate Option Exercises in the Last Fiscal Year
                       and Fiscal Year End Option Values

-------------------------------------------------------------------------------------------------------------------------------
                                    Shares                        Number of Securities            Value of Unexercised In-the-
                                   Acquired                      Underlying Unexercised                 Money Options at
                                      on           Value          Options at FY-End (#)                     FY-End ($)
Name                               Exercise       Realized     Exercisable/Unexercisable /1/       Exercisable/Unexercisable/2/
-------------------------------------------------------------------------------------------------------------------------------
David Glatstein                       -            $    -               8,439/24,335                     $133,773/$ 226,771
William D. Felder                     -            $    -               3,751/11,121                     $ 59,460/$ 100,785
Kenneth R. Hanks                      -            $    -               3,433/10,803                     $ 54,605/$  95,930
Daniel R. Leland                      -            $    -               4,219/12,442                     $ 66,879/$ 113,378
W. Norman Thompson                    -            $    -               3,751/11,121                     $ 59,460/$ 100,785
-------------------------------------------------------------------------------------------------------------------------------

/1/ Adjusted for the ten percent stock dividend declared by the Board of Directors effective August 1, 2000.
/2/ Based on market price of $33.86, which was the closing price of the Company's common stock on the New York Stock Exchange on the last day of the 2000 fiscal year adjusted for the ten percent stock dividend effective August 1, 2000, less the exercise price of such shares.

Compensation Committee Report on Executive Compensation
In fiscal 2000, executive compensation was determined by the Compensation Committee (the "Committee") of the Board. The Committee is comprised of three non-employee directors. Frederick R. Meyer serves as Chairman of the Committee. Decisions by the Committee are reviewed by the Board. The Compensation Committee establishes the compensation philosophy and program of the Company on behalf of the Board, determines the compensation of the Company's Chief Executive Officer and approves the compensation of the Company's executive officers.

Pursuant to rules of the Securities and Exchange Commission designed to enhance disclosure of companies' policies regarding executive compensation, the following report is submitted by Messrs. Collmer, Meyer (Chairman) and Mosle in their capacity as members of the Committee addressing the Company's compensation policies for fiscal 2000 in general and as they affected executive officers, including Messrs. Glatstein, Felder, Hanks, Leland and Thompson, who were the Company's five most highly compensated executive officers in fiscal 2000. These officers are collectively referred to in this section as the "Executive Officers".


Compensation Philosophy
The Company's compensation philosophy and program is intended to support and reinforce growth in stockholder value. The Company's Executive Officer compensation program is designed to reward the individuals based on consideration of a combination of Company, business unit and individual results. Specifically, the Compensation Committee seeks to achieve the following objectives:

     . To attract, motivate and retain highly qualified Executive Officers through a competitive total compensation program;
     . To encourage Executive Officers to purchase and hold significant amounts of Company stock; and
     . To require that a substantial portion of Executive Officer compensation be tied to the achievement of financial and strategic objectives for the Company and individual business units.

  Salaries. The first component of the Company's Executive Officer compensation program is cash compensation in the form of base salaries. Base salaries generally represent a small portion of the Executive Officers' cash compensation and are set to be competitive within the securities industry and the Company's geographic location. The base salary amounts are reviewed annually and are adjusted in light of the individual executive's performance and economic conditions.

  Bonuses. The second component of the Company's Executive Officer compensation program consists of annual cash bonuses based on the Company's fiscal year operating results and the individual executive officer's contribution to the Company for the year. The Company's incentive compensation program provides for a bonus pool, determined annually, based on the Company's return on equity. Allocation of the bonus pool to individual executive officers is determined using objective measures of business unit performance as well as subjective measures of the Executive Officer's contribution to the financial and strategic objectives of the Company. Annual bonuses make up a significant portion of the Executive Officers' cash compensation. Bonuses are awarded early in the following year. The Compensation Committee believes that basing a substantial portion of an Executive Officer's compensation on performance motivates the executive to perform at the highest possible level.

 . Deferred Compensation Plan. Working in tandem with the Company's annual bonus program is the Southwest Securities Deferred Compensation Plan, which was adopted by the Board in July of 1999. This plan was created in order to increase retention of Executive Officers and senior management of the Company as well as to increase stock ownership among participants in the plan. Under the terms, the plan allows the employee to defer a certain portion of each bonus and to invest such amounts in various investment alternatives including Company stock. The Company matches a portion of the deferrals in shares of Company stock that vests ratably over four years. The Compensation Committee believes that programs such as the Deferred Compensation Plan will further align the Executive Officers' long-term financial and strategic interests with those of the Company's stockholders.

     Long-Term Incentive Compensation. The third component of the Company's Executive Officer compensation program is long-term incentive compensation. This is comprised of the following components:

     . Stock Option Plans. The option grants have a ten-year term and have an exercise price equal to the fair market value per share of Common Stock on the day prior to the date of the grant. These options vest ratably over four years. The number of option shares granted is based on each Executive Officer's total cash compensation for the preceding year as well as the individual's contribution to the Company's financial performance and strategic initiatives. In determining option grants to the Executive Officers, the Compensation Committee does not take into account the amount and value of options currently held. The Compensation Committee believes that stock options provide an incentive to achieve the Company's long-term strategic goals by aligning the financial interests of the Executive Officers with those of the Company's stockholders.

     . Profit Sharing/401(k) Plan. The Company has a defined contribution Profit Sharing/401(k) Plan to provide certain retirement benefits. This plan covers substantially all employees of the Company. The 401(k) portion of this plan began in January 2000. Amounts contributed to employees are based on gross compensation subject to IRS limitations. The profit sharing contributions are dependent on the profits of the Company, and vest over six years. The Company also provides 401(k) matching contributions of up to 4% of eligible compensation, which vest immediately.

Chief Executive Officer's Compensation
In keeping with the general compensation philosophy outlined above, Mr. Glatstein's base salary was established to place emphasis on incentive compensation while remaining competitive with others in the Company's industry. The Compensation Committee reviewed various indicators of the Company's financial performance, including return on equity, profit margins, revenue growth and asset growth, as compared to the Company budgets. The Compensation Committee also reviewed compensation of the chief executives of other publicly traded regional brokerage firms (this group of companies is not the same as the group of companies that comprise the published industry index used in the stock performance graph that follows this report) as well as subjective measures of Mr. Glatstein's individual performance to determine the bonus portion of the annual compensation. No one factor was assigned a particular weight. In fiscal 2000, $83,357 of Mr. Glatstein's salary was derived from transactions that he directed to the Company with the remainder based on the factors outlined above. Mr. Glatstein was subject to the same profit sharing plan as the other executive officers and employees. The Compensation Committee believes that the total compensation paid to Mr. Glatstein is commensurate with the compensation paid to the chief executive officers of corporations in similar lines of business after adjustment to compensate for differences in the size, business mix and geographic area of the companies reviewed.

Section 162(m) of the Code, enacted in 1993, limits the ability of the Company to deduct the cost of certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation table in proxy statements of public companies. The Compensation Committee believes that this limitation did not result in the loss of any significant portion of the potential tax deduction to the Company for its fiscal year ended June 30, 2000. However, the Compensation Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. Accordingly, the Compensation Committee may authorize payments that may not be fully deductible if the Compensation Committee believes it is in the interests of the Company to do so.


                              SUBMITTED BY THE COMPENSATION COMMITTEE
                              OF THE COMPANY'S BOARD OF DIRECTORS

                              Frederick R. Meyer, Chairman
                              J. Jan Collmer
                              Jon L. Mosle, Jr.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four independent directors and acts under a written charter adopted and approved by the Board of Directors on May 4, 2000. Each of the members of the Audit Committee is independent as defined by the New York Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with Company management, Company internal audit personnel and the independent accountants regarding the following:

 .    The plan for, and the independent accountants' report on, each audit of the
     Company's financial statements;

 .    Regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies; and

 .    The appropriateness of accounting policies followed by the Company, changes in accounting principles and their impact on the financial statement.

The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. Based on the discussions with the independents accountants concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Company's 2000 Annual Report on Form 10-K.


                              SUBMITTED BY THE AUDIT COMMITTEE
                              OF THE COMPANY'S BOARD OF DIRECTORS

                              Jon L. Mosle, Jr., Chairman
                              J. Jan Collmer
                              Robert F. Gartland
                              R. Jan LeCroy

                               PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return on its Common Stock for 60 months from June 1995 through its latest fiscal year-end in June 2000, with the cumulative total return of the Wilshire 5000 Index and the Nasdaq Financial Index over the same period. The graph depicts the results of investing $100 in the Company's Common Stock, the Wilshire 5000 Index and the Nasdaq Financial Index in June 1995, including reinvestment of dividends.



                                                                         Cumulative Total Return
                                                                         -----------------------
                                                       6/95       6/96       6/97       6/98        6/99       6/00
                                                       ----       ----       ----       ----       -----       ----
Southwest Securities Group, Inc.                       100        143        243        312       1,054        609
Wilshire 5000                                          100        126        163        210         252        276
Nasdaq Financial Index                                 100        130        191        248         258        202

                             INDEPENDENT AUDITORS

KPMG LLP served as independent auditors of the Company and its subsidiaries for fiscal year 2000 and has been selected by the Board to continue in such capacity for fiscal year 2001. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 2001 must do so not later than June 2, 2001. To be eligible for inclusion in the 2001 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act. In order for a stockholder proposal to be raised form the floor during next year's annual meeting, written notice must be received by the Company no later than August 16, 2001. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the 2001 Annual Meeting.

                                 OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K ("Form 10K"), including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. In order to ensure timely delivery of the Form 10-K, any request for the document should be received no later than five business days prior to the Annual Meeting. Written requests for the Form 10-K should be directed to:


                    James R. Bowman, Vice President
                    Southwest Securities Group, Inc.
                    1201 Elm Street, Suite 3500
                    Dallas, Texas 75270

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be voted at the Annual Meeting.


                              By Order of the Board of Directors,


                              Allen R. Tubb
                              Secretary

September 29, 2000

                                                                      Appendix A


                       SOUTHWEST SECURITIES GROUP, INC.

                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS


                            Membership and Meetings

1. The Audit Committee of the Board of Directors of Southwest Securities Group, Inc. shall consist of at least three independent directors a majority of whom are unrelated. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the members of the Audit Committee will be financially literate.

2. The Audit Committee will meet quarterly and will have special meetings if and when required. The Audit Committee shall appoint its chairman who shall be an unrelated director. Company management, internal and independent auditors and the Company's counsel may attend each meeting or portions thereof as required by the Audit Committee. The Chief Financial Officer of the Company shall attend all meetings of the Audit Committee, unless otherwise excused from all or part of such meeting.

3. At all meetings of the Audit Committee every question shall be decided by a majority of the votes cast. In the event of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote. A quorum for a meeting of the Audit Committee shall be a majority of its members, and the rules for calling, holding, conducting and adjourning meetings shall be the same as those governing the Board of Directors. Minutes of all meetings shall be taken and the results, reviews undertaken and any associated recommendations shall be reported to the Board.

                               Responsibilities

The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

1. Provide an open avenue of communications between the internal and independent auditors and the Board of Directors, including private sessions with the internal and independent auditors, as the Committee may deem appropriate.

2. Receive and review reports from Company management relating to the Company's financial condition, and published financial statements.

3. Receive and review reports from Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

4. Receive and review reports from internal auditors relating to major findings and recommendations from internal audits conducted Company-wide. Consult with and review reports from internal auditors relating to on-going monitoring programs including the Company's Code of Business Conduct and compliance with policies of the Company.

5. Inquire of Company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

6. Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted.

7. The Committee and Board shall be ultimately responsible for the selection, evaluation, and replacement of the independent auditors. The Committee will:

     . Recommend annually the appointment of the independent auditors to the Board for its approval and subsequent submission to the stockholders for ratification.
     . Determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees.
     . Discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence.
     . Recommend that the Board take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

8. Meet with independent auditors and review their report to the Committee including comments relating to the system and adequacy of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board and the Committee on all such matters.

9. Review with the internal and independent auditors the coordination of their respective audit activities.

10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report.

12. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

Adopted by the Board of Directors of Southwest Securities Group, Inc.
May 4, 2000

PROXY

Southwest Securities Group, Inc.

ANNUAL MEETING
November 1, 2000

The undersigned hereby (i) acknowledges receipt of the Notice dated September 29, 2000, of Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") to be held at the Adolphus Hotel located at 1321 Commerce Street, Dallas, Texas at noon local time on Wednesday, November 1, 2000; and
(ii) appoints Don A. Buchholz and David Glatstein, and each of them, with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as shown on the reverse side of this card.

                              Dated:________________________________________2000

                              __________________________________________________
                              (Sign Here)

                              _________________________________________________
                              (Print Name and Title, if applicable)

                              Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. Please date, sign and mail this Proxy in the enclosed envelope. No postage is required.

PROXY

Southwest Securities Group, Inc.

ANNUAL MEETING
November 1, 2000

Continued from other side

This Proxy when properly executed will be voted in the manner described herein by the above signed stockholder.

1.   The election of the following persons to serve on the Board of Directors:

Don A. Buchholz       [  ] FOR  [  ] WITHHOLD AUTHORITY
David Glatstein       [  ] FOR  [  ] WITHHOLD AUTHORITY
Brodie L. Cobb        [  ] FOR  [  ] WITHHOLD AUTHORITY
J. Jan Collmer        [  ] FOR  [  ] WITHHOLD AUTHORITY
Robert F. Gartland    [  ] FOR  [  ] WITHHOLD AUTHORITY
R. Jan LeCroy         [  ] FOR  [  ] WITHHOLD AUTHORITY
Frederick R. Meyer    [  ] FOR  [  ] WITHHOLD AUTHORITY
Jon L. Mosle, Jr.     [  ] FOR  [  ] WITHHOLD AUTHORITY



2. Proposal to increase the number of shares of Common Stock reserved under the Company's 1996 Stock Option Plan from 1,397,550 to 3,300,000.
     [ ] FOR                  [ ] AGAINST                        [ ] ABSTAIN

3. In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.
     [ ] FOR                  [ ] AGAINST                        [ ] ABSTAIN


  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO SPECIFICATION IS MADE,
   THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.
                            ---

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
  ---------------------------------------------------------------------------
             [ ] I PLAN TO ATTEND THE ANNUAL MEETING AND LUNCHEON